Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

PENGUIN SOLUTIONS REPORTS Q1 FISCAL 2026 FINANCIAL RESULTS
Solid First Quarter Driven by Operational Excellence and Memory Growth

Fremont, Calif. – January 6, 2026 – Penguin Solutions, Inc. (“Penguin Solutions,” “we,” “us,” or the “Company”) (NASDAQ: PENG) today reported financial results for the first quarter of fiscal 2026.
First Quarter Fiscal 2026 Highlights
•Net sales of $343 million, up 1% versus the year-ago quarter
•GAAP gross margin of 28.0%, down 70 basis points versus the year-ago quarter
•Non-GAAP gross margin of 30.0%, down 80 basis points versus the year-ago quarter
•GAAP diluted EPS of $0.04 versus $0.10 in the year-ago quarter
•Non-GAAP diluted EPS of $0.49 for the current and year-ago quarter

“In Q1 we expanded our pipeline and made progress on our strategic priorities, while delivering solid operating results,” said Mark Adams, CEO of Penguin Solutions. “We continue to see signs of a shift in the AI market toward enterprise adoption and production-scale deployments, with workloads evolving from training environments into inference-driven use cases. This aligns well with our strengths in solution design, integration, and management. We remain focused on executing with discipline, deepening partnerships, and innovating across our core businesses.”

Penguin Solutions Reaches Agreement to Divest Remaining Interest in Brazil Memory Module Business

On December 29, 2025, SMART Modular Technologies (LX) S.à r.l. (“Seller”), a wholly owned indirect subsidiary of the Company, entered into a Stock Transfer Agreement (the “Stock Transfer Agreement”), by and among Seller, Lexar Europe B.V. (“Buyer”), Zilia Technologies Indústria e Comércio de Componentes Eletrônicos Ltda. (“Zilia Technologies”) (formerly SMART Modular Technologies do Brasil - Indústria e Comércio de Componentes Ltda.), Shenzhen Longsys Electronics Co., Ltd., and Shanghai Intelligent Memory Semiconductor Co., Ltd. (上海慧忆半导体有限公司). Pursuant to the Stock Transfer Agreement, Seller will sell to Buyer Seller’s remaining 19% interest in Zilia Technologies for a purchase price of $46.08 million (the “Transaction”). Upon the closing of the Transaction, we will no longer hold any interest in Zilia Technologies. The closing is subject to certain customary closing conditions and is expected to occur on or about March 30, 2026 and no later than April 28, 2026.

Zilia Technologies assembles and tests standards-based, commodity memory modules for electronics manufacturers that sell devices to Brazilian consumers.

Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in thousands, except per share amounts)	Q1-26	Q4-25	Q1-25	Q1-26	Q4-25	Q1-25
Net sales:
Advanced Computing	$151,452	$138,336	$177,426	$151,452	$138,336	$177,426
Integrated Memory	136,521	132,159	96,706	136,521	132,159	96,706
Optimized LED	55,098	67,427	66,970	55,098	67,427	66,970
Total net sales	$343,071	$337,922	$341,102	$343,071	$337,922	$341,102

Gross profit	$96,109	$96,731	$97,812	$102,921	$104,317	$105,122
Operating income (loss)	19,582	12,448	17,356	41,528	39,170	40,918
Net income (loss) attributable to Penguin Solutions	5,270	9,431	5,217	32,391	28,843	26,518
Diluted earnings (loss) per share	$0.04	$0.11	$0.10	$0.49	$0.43	$0.49
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding the Company’s use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures are included within this press release.

Business Outlook
As of January 6, 2026, Penguin Solutions is providing the following financial outlook for fiscal year 2026:

Updated Outlook	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	6% YoY Growth +/-10%	—		6% YoY Growth +/-10%
Gross margin	27% +/- 1%	2%	(A)	29% +/- 1%
Operating expenses	$307 million +/- $10 million	($57) million	(B)(C)	$250 million +/- $10 million
Diluted earnings per share	$0.85 +/- $0.25	$1.15	(A)(B)(C)(D)(E)(F)	$2.00 +/- $0.25
Diluted shares	55 million	—		55 million

Non-GAAP adjustments (in millions)
(A) Stock-based compensation and amortization of acquisition-related intangibles included in cost of sales	$30
(B) Stock-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	49
(C) Other operating adjustments	8
(D) Other non-operating adjustments (1)	3
(E) Estimated income tax effects	(20)
(F) Estimated effect of allocation of earnings to participating securities	(7)
$63
(1)Primarily reflects net losses associated with non-marketable equity securities.

Previous Outlook	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	6% YoY Growth +/-10%	—		6% YoY Growth +/-10%
Gross margin	27.5% +/- 1%	2%	(A)	29.5% +/- 1%
Operating expenses	$312 million +/- $10 million	($57) million	(B)(C)	$255 million +/- $10 million
Diluted earnings per share	$0.89 +/- $0.25	$1.11	(A)(B)(C)(D)(E)	$2.00 +/- $0.25
Diluted shares	55 million	—		55 million

Non-GAAP adjustments (in millions)
(A) Stock-based compensation and amortization of acquisition-related intangibles included in cost of sales	$30
(B) Stock-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	49
(C) Other adjustments	8
(D) Estimated income tax effects	(19)
(E) Estimated effect of allocation of earnings to participating securities	(7)
$61
First Quarter Fiscal 2026 Earnings Conference Call and Webcast Details
Penguin Solutions will hold a conference call and webcast to discuss the first quarter fiscal 2026 results and related matters today, January 6, 2026, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). Interested parties may access the call by registering online at https://events.q4inc.com/analyst/915576911?pwd=gG3IB56p, at which time registrants will receive dial-in information as well as a conference ID. The live webcast will also be accessible from the Penguin Solutions investor relations website (https://ir.penguinsolutions.com/investors/default.aspx) on the Events page, along with the related earnings press release and slide presentation. The webcast replay will be made available on the Quarterly Results page after the call concludes. An archived version of the webcast will be available on the Penguin Solutions investor relations website for approximately one year after the webcast date.
Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that are not historical in nature, that are predictive or that depend upon or refer to future events or conditions. These statements may include, but are not limited to, statements concerning or regarding future events and the future financial and operating performance of Penguin Solutions; statements regarding the extent and timing of and expectations regarding Penguin Solutions’ future net sales, sales mix and expenses; statements regarding Penguin Solutions’ strategic transformation, agreement to divest its remaining interest in Zilia Technologies, business momentum, and emerging leadership position; statements regarding long-term effective tax rates; and statements regarding the business and financial outlook for fiscal year 2026 described under “Business Outlook” above.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide our current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of our control, including but not limited to: global business and economic conditions, including the impact on the financial condition of our customers, particularly in challenging macroeconomic environments, growth and demand trends in technology industries (including trends and markets related to artificial intelligence), our customer markets and various geographic regions; uncertainties in the geopolitical environment; our ability to manage our cost structure; disruptions in our operations or supply chain as a result of global pandemics, tariffs or other factors; changes in trade regulations and tariffs or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending, including changes in customer spending on our products and services; appropriations for government spending; the success of our strategic initiatives including the U.S. Domestication (as defined below) and our ability to realize the anticipated benefits thereof, our rebranding and related strategy, any existing or potential collaborations and additional investments in new products and additional capacity; acquisitions of companies or technologies and the failure to successfully integrate and operate them or customers’ negative reactions to them; issues, delays or complications in integrating the operations of Stratus Technologies; failure to achieve the intended benefits of the sale of Zilia Technologies and its business, including the planned sale of our remaining 19% interest therein and the timing and closing of such sale; the impact of and expected timing of winding down the manufacturing and discontinuing the sale of products offered through our Penguin Edge business; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; our dependence on a select number of customers, and the timing and volume of customer orders and renewals; the impact of customer churn rates, including discounting and churn of significant customers from whom we derive a significant percentage of our revenue; changes in customer demand and sales mix; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the memory market, LED market or other markets in which we participate; changes to applicable tax regimes or rates; changes to the valuation allowance for our deferred tax assets, including any potential inability to realize these assets in the future; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; potential sales of our common stock by the holder of our issued convertible preferred stock or the anticipation of such sales; and the continuing availability of borrowings under revolving lines of credit or other debt arrangements and our ability to raise capital through debt or equity financings.
These and other risks, uncertainties and factors are described in greater detail under the sections titled “Risk Factors,” “Critical Accounting Estimates,” “Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Liquidity and Capital Resources” contained in the Annual Report on Form 10-K for the fiscal year ended August 29, 2025, as updated by the risk factors, if any, contained in our Quarterly Reports on Form 10-Q and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”). Such risks, uncertainties and factors as outlined above and in such filings could cause our actual results to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that we make in this press release speak only as of the date of this press release. Except as required by law, we do not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.
Statement Regarding Use of Non-GAAP Financial Measures
This press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP effective tax rate, non-GAAP net income, non-GAAP weighted-average shares outstanding, non-GAAP diluted earnings per share and adjusted EBITDA. Penguin Solutions’ management uses these non-GAAP measures to supplement Penguin Solutions’ financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as stock-based compensation expense; amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships and trademarks/trade names and backlog acquired in connection with business combinations); acquisition-related inventory adjustments; cost of sales-related restructuring; diligence, acquisition and integration expense; redomiciliation costs; restructuring charges; (gain) loss on non-marketable equity securities; impairment of goodwill; changes in the fair value of contingent consideration; (gains) losses from changes in foreign currency exchange rates; amortization of debt issuance costs; (gain) loss on extinguishment or prepayment of debt; other infrequent or unusual items and related tax effects and other tax adjustments. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies are reflected in the Company’s non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense; income tax provision (benefit); depreciation expense and amortization of intangible assets; stock-based compensation expense; cost of sales-related restructuring; diligence, acquisition and integration expense; redomiciliation costs; (gain) loss on non-marketable equity securities; impairment of goodwill; restructuring charges; loss on extinguishment of debt and other infrequent or unusual items.
Our GAAP effective tax rate can vary significantly from quarter to quarter based on a variety of factors, including, but not limited to, discrete items which are recorded in the period they occur, the tax effects of certain items of income or expense, significant changes in our geographic earnings mix or changes to our strategy or business operations. We are unable to predict the timing and amounts of these items, which could significantly impact our GAAP effective tax rate, and therefore we are unable to reconcile our forward-looking non-GAAP effective tax rate measure to our GAAP effective tax rate.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about Penguin Solutions’ financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.
Explanatory Note

On June 30, 2025, we completed the redomiciliation of the parent company of our corporate group, Penguin Solutions (Cayman), Inc. (formerly known as Penguin Solutions, Inc.), a Cayman Islands exempted company (“Penguin Solutions Cayman”), from the Cayman Islands to the State of Delaware in the United States, resulting in Penguin Solutions, Inc., a Delaware corporation (“Penguin Solutions Delaware”), becoming our publicly traded parent company (the “U.S. Domestication”). Penguin Solutions Delaware is the successor issuer to Penguin Solutions Cayman. The U.S. Domestication was approved by the shareholders of Penguin Solutions Cayman and effected via a court-sanctioned scheme of arrangement under Cayman Islands law, pursuant to which each ordinary share of Penguin Solutions Cayman was exchanged for one share of common stock of Penguin Solutions Delaware, and each convertible preferred share of Penguin Solutions Cayman was exchanged for one share of convertible preferred stock of Penguin Solutions Delaware. Additional information about the U.S. Domestication was included in Penguin Solutions Cayman’s definitive proxy statement on Schedule 14A, filed with the SEC on April 2, 2025.

As used in this press release, unless stated otherwise or the context requires otherwise, the terms “Penguin Solutions,” “Company,” “we,” “our,” “us” or similar terms (i) for periods prior to the consummation of the U.S. Domestication, refer to Penguin Solutions Cayman and its consolidated subsidiaries and (ii) for periods at or after the consummation of the U.S. Domestication, refer to Penguin Solutions Delaware and its consolidated subsidiaries. Throughout this press release, we refer to our equity securities (i) for periods prior to the consummation of the U.S. Domestication, as ordinary shares and/or convertible preferred shares and (ii) for periods at or after the consummation of the U.S. Domestication, as shares of common stock and/or shares of convertible preferred stock.

About Penguin Solutions
The most exciting technological advancements are also the most challenging for companies to adopt. At Penguin Solutions, we support our customers in achieving their ambitions across our Advanced Computing, Integrated Memory, and Optimized LED lines of business. With our expert skills, experience, and partnerships, we turn our customers’ most complex challenges into compelling opportunities.
For more information, visit www.penguinsolutions.com.

Penguin Solutions, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	November 28, 2025	August 29, 2025	November 29, 2024
Net sales:
Advanced Computing	$151,452	$138,336	$177,426
Integrated Memory	136,521	132,159	96,706
Optimized LED	55,098	67,427	66,970
Total net sales	343,071	337,922	341,102
Cost of sales	246,962	241,191	243,290
Gross profit	96,109	96,731	97,812

Operating expenses:
Research and development	18,693	19,861	19,811
Selling, general and administrative	53,092	58,602	60,536
Impairment of goodwill	—	4,690	—
Other operating expense	4,742	1,130	109
Total operating expenses	76,527	84,283	80,456
Operating income	19,582	12,448	17,356

Non-operating (income) expense:
Interest expense, net	47	153	4,396
Other non-operating (income) expense	11,675	2,941	636
Total non-operating (income) expense	11,722	3,094	5,032
Income (loss) before taxes	7,860	9,354	12,324

Income tax provision (benefit)	1,805	(1,196)	6,360
Net income (loss)	6,055	10,550	5,964
Net income attributable to noncontrolling interest	785	1,119	747
Net income (loss) attributable to Penguin Solutions	5,270	9,431	5,217

Preferred stock dividends	3,033	3,034	—
Income available for distribution	2,237	6,397	5,217
Income allocated to participating securities	231	666	—
Net income available to common stockholders	$2,006	$5,731	$5,217

Earnings (loss) per share:
Basic	$0.04	$0.11	$0.10
Diluted	$0.04	$0.11	$0.10

Common stock used in per share calculations:
Basic	52,900	52,553	53,482
Diluted	54,991	54,371	54,312

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except percentages)
(Unaudited)

	Three Months Ended
	November 28, 2025	August 29, 2025	November 29, 2024
GAAP gross profit	$96,109	$96,731	$97,812
Stock-based compensation expense	1,386	1,324	1,643
Amortization of acquisition-related intangibles	5,909	5,920	5,909
Cost of sales-related restructuring	(483)	342	(42)
Other	—	—	(200)
Non-GAAP gross profit	$102,921	$104,317	$105,122

GAAP gross margin	28.0%	28.6%	28.7%
Effect of adjustments	2.0%	2.3%	2.1%
Non-GAAP gross margin	30.0%	30.9%	30.8%

GAAP operating expenses	$76,527	$84,283	$80,456
Stock-based compensation expense	(8,694)	(6,490)	(9,888)
Amortization of acquisition-related intangibles	(1,599)	(1,885)	(3,846)
Diligence, acquisition and integration expense	—	(133)	(833)
Redomiciliation costs (1)	—	(2,734)	(1,243)
Impairment of goodwill	—	(4,690)	—
Restructuring charges	(4,742)	(1,130)	(109)
Other (1)	(99)	(2,074)	(333)
Non-GAAP operating expenses	$61,393	$65,147	$64,204

GAAP operating income	$19,582	$12,448	$17,356
Stock-based compensation expense	10,080	7,814	11,531
Amortization of acquisition-related intangibles	7,508	7,805	9,755
Cost of sales-related restructuring	(483)	342	(42)
Diligence, acquisition and integration expense	—	133	833
Redomiciliation costs (1)	—	2,734	1,243
Impairment of goodwill	—	4,690	—
Restructuring charges	4,742	1,130	109
Other (1)	99	2,074	133
Non-GAAP operating income	$41,528	$39,170	$40,918

GAAP operating margin	5.7%	3.7%	5.1%
Effect of adjustments	6.4%	7.9%	6.9%
Non-GAAP operating margin	12.1%	11.6%	12.0%
(1) In the second quarter of fiscal 2025 we began breaking out costs related to the U.S. Domestication from “Other.” All periods presented have been adjusted to reflect this change.

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	November 28, 2025	August 29, 2025	November 29, 2024
GAAP net income (loss) attributable to Penguin Solutions	$5,270	$9,431	$5,217
Stock-based compensation expense	10,080	7,814	11,531
Amortization of acquisition-related intangibles	7,508	7,805	9,755
Cost of sales-related restructuring	(483)	342	(42)
Diligence, acquisition and integration expense	—	133	833
Redomiciliation costs (1)	—	2,734	1,243
Loss (gain) on non-marketable equity investments	10,000	—	—
Impairment of goodwill	—	4,690	—
Restructuring charges	4,742	1,130	109
Amortization of debt issuance costs	658	674	953
Loss (gain) on extinguishment or prepayment of debt	—	2,908	—
Foreign currency (gains) losses	1,212	287	1,028
Other (1)	956	2,074	133
Income tax effects (2)	(7,552)	(11,179)	(4,242)
Non-GAAP net income attributable to Penguin Solutions	32,391	28,843	26,518

Preferred stock dividends	3,033	3,034	—
Non-GAAP income available for distribution	29,358	25,809	26,518
Income allocated to participating securities	2,990	2,639	—
Non-GAAP net income available to common stockholders	$26,368	$23,170	$26,518

Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	54,991	54,371	54,312
Adjustment for dilutive securities and capped calls	(1,228)	(838)	—
Non-GAAP weighted-average shares outstanding	53,763	53,533	54,312

Diluted earnings (loss) per share from continuing operations:
GAAP diluted earnings (loss) per share	$0.04	$0.11	$0.10
Effect of adjustments	0.45	0.32	0.39
Non-GAAP diluted earnings per share	$0.49	$0.43	$0.49

Net income (loss) attributable to Penguin Solutions	$5,270	$9,431	$5,217
Interest expense, net	47	153	4,396
Income tax provision (benefit)	1,805	(1,196)	6,360
Depreciation expense and amortization of intangible assets	12,819	13,206	14,961
Stock-based compensation expense	10,080	7,814	11,531
Cost of sales-related restructuring	(483)	342	(42)
Diligence, acquisition and integration expense	—	133	833
Redomiciliation costs (1)	—	2,734	1,243
Impairment of goodwill	—	4,690	—
Restructuring charges	4,742	1,130	109
Loss on extinguishment of debt	—	2,908	—
Loss (gain) on non-marketable equity investments	10,000	—	—
Other (1)	956	2,074	133
Adjusted EBITDA	$45,236	$43,419	$44,741
(1) In the second quarter of fiscal 2025 we began breaking out costs related to the U.S. Domestication from “Other.” All periods presented have been adjusted to reflect this change.
(2) The three months and year ended August 29, 2025 include ($8,249) as a one-time tax effect of the U.S. Domestication completed in the fourth quarter of fiscal 2025.

Penguin Solutions, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

As of	November 28, 2025	August 29, 2025
Assets
Cash and cash equivalents	$461,451	$453,754
Accounts receivable, net	326,892	307,904
Accounts receivable, net - related party	15,076	—
Inventories	213,205	255,182
Other current assets	50,390	47,387
Total current assets	1,067,014	1,064,227
Property and equipment, net	90,383	92,603
Operating lease right-of-use assets	57,254	58,847
Intangible assets, net	80,568	87,754
Goodwill	145,895	145,895
Deferred tax assets	99,023	99,107
Other noncurrent assets	58,058	68,767
Total assets	$1,598,195	$1,617,200

Liabilities, Temporary Equity and Stockholders' Equity
Accounts payable and accrued expenses	$347,526	$318,761
Current debt	19,974	19,945
Deferred revenue	43,648	73,893
Other current liabilities	46,962	61,300
Total current liabilities	458,110	473,899
Long-term debt	442,333	441,893
Noncurrent operating lease liabilities	61,406	62,736
Other noncurrent liabilities	31,877	30,445
Total liabilities	993,726	1,008,973

Commitments and contingencies

Temporary equity
Preferred stock, $0.03 par value; authorized 30,000 shares; 200 shares of convertible preferred stock issued and outstanding as of November 28, 2025 and August 29, 2025. Redemption amount of 200,400 and 200,500 as of November 28, 2025 and August 29, 2025, respectively.	202,710	202,710

Penguin Solutions stockholders’ equity:
Common stock, $0.03 par value; authorized 200,000 shares; 63,605 shares issued and 52,560 outstanding as of November 28, 2025; 62,756 shares issued and 52,738 outstanding as of August 29, 2025.	1,908	1,883
Additional paid-in capital	565,105	551,712
Retained earnings	48,946	46,709
Treasury stock, 11,045 and 10,018 shares held as of November 28, 2025 and August 29, 2025, respectively	(226,269)	(206,076)
Accumulated other comprehensive income	13	18
Total Penguin Solutions stockholders’ equity	389,703	394,246
Noncontrolling interest in subsidiary	12,056	11,271
Total stockholders' equity	401,759	405,517
Total liabilities, temporary equity and stockholders' equity	$1,598,195	$1,617,200

Penguin Solutions, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	November 28, 2025	August 29, 2025	November 29, 2024
Cash flows from operating activities
Net income (loss)	$6,055	$10,550	$5,964
Adjustments to reconcile net income (loss) from continuing operations to cash provided by (used for) operating activities
Depreciation expense and amortization of intangible assets	12,819	13,206	14,961
Amortization of debt issuance costs	658	673	953
Stock-based compensation expense	10,080	7,814	11,531
Loss on impairment of non-marketable equity investment	10,000	—	—
Impairment of goodwill	—	4,690	—
Loss on extinguishment debt	—	2,908	—
Deferred income taxes, net	85	(15,234)	211
Other	2,129	177	(712)
Changes in operating assets and liabilities:
Accounts receivable	(34,064)	(15,400)	(23,885)
Inventories	41,977	(70,834)	(93,380)
Other assets	(876)	(6,088)	705
Accounts payable and accrued expenses and other liabilities	(17,805)	(2,894)	97,471
Net cash provided by (used for) operating activities	31,058	(70,432)	13,819

Cash flows from investing activities
Capital expenditures and deposits on equipment	(2,853)	(2,925)	(1,836)
Proceeds from sales and maturities of investment securities	—	38,876	3,780
Purchases of held-to-maturity investment securities	—	(12,939)	(20,723)
Other	(521)	(645)	(143)
Net cash provided by (used for) investing activities	(3,374)	22,367	(18,922)

Cash flows from financing activities
Repayments of debt	—	(300,015)	—
Payments to acquire common stock	(20,193)	(3,080)	(11,123)
Payment of preferred stock cash dividends	(3,133)	(2,760)	—
Proceeds from issuance of common stock	3,339	1,058	3,360
Proceeds from borrowing under line of credit	—	100,000	—
Other	—	(3,255)	—
Net cash used for financing activities	(19,987)	(208,052)	(7,763)

Net increase (decrease) in cash, cash equivalents and restricted cash	7,697	(256,117)	(12,866)
Cash, cash equivalents and restricted cash at beginning of period	454,070	710,187	383,477
Cash, cash equivalents and restricted cash at end of period	$461,767	$454,070	$370,611

Investor Contact:	PR Contact:
Suzanne Schmidt	Maureen O’Leary
Investor Relations	Corporate Communications
+1-510-360-8596	1-602-330-6846
ir@penguinsolutions.com	pr@penguinsolutions.com